UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31,

Date of reporting period:  JANUARY 31, 2011


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED JANUARY 31, 2011




[LOGO OF USAA]
   USAA (R)

                                             [GRAPHIC OF USAA INCOME STOCK FUND]

 =================================================

       SEMIANNUAL REPORT
       USAA INCOME STOCK FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JANUARY 31, 2011

 =================================================

================================================================================

================================================================================

FUND OBJECTIVE

CURRENT INCOME WITH THE PROSPECT OF INCREASING DIVIDEND INCOME AND THE POTENTIAL FOR CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Normally invests at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

PRESIDENT'S MESSAGE                                                           2

MANAGERS' COMMENTARY                                                          4

FUND RECOGNITION                                                              8

INVESTMENT OVERVIEW                                                           9

FINANCIAL INFORMATION

    Portfolio of Investments                                                 15

    Notes to Portfolio of Investments                                        29

    Financial Statements                                                     30

    Notes to Financial Statements                                            33

EXPENSE EXAMPLE                                                              49

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"ALTHOUGH I AGREE THAT STATE AND LOCAL
GOVERNMENTS ARE UNDER FINANCIAL STRESS,            [PHOTO OF DANIEL S. McNAMARA]
I DO NOT BELIEVE WE WILL SEE MASSIVE
MUNICIPAL BOND DEFAULTS."

--------------------------------------------------------------------------------

FEBRUARY 2011

We witnessed a significant shift in market sentiment during the six-month reporting period. At the beginning of August, many observers were worried about the strength and sustainability of the economic recovery. Some even feared a double-dip recession as the effects of the federal government's fiscal stimulus faded. At the same time, it was widely expected that the Federal Reserve (the
Fed) would compound economic problems by reversing its earlier monetary accommodations (the Fed's balance sheet had expanded as a result of its quantitative easing programs).

To ease these fears, Fed chairman Ben Bernanke strongly hinted in a late August speech that a new round of quantitative easing, known as "QE2", was on the way. As investors speculated about the size and scope of QE2, higher-risk assets, such as stocks, corporate bonds and high-yield securities, generally rallied and fears of recession faded. The rally continued through the mid-term elections. The result--a divided Congress--seemed to herald a period of greater bipartisanship and was followed by a productive lame duck session culminating in the extension of the Bush-era tax cuts.

After the November election, the Fed announced the details for QE2: the purchase of up to $600 billion in long-term U.S. Treasuries. Surprisingly, U.S. Treasury prices fell (and yields climbed) as investors continued to reallocate their portfolios into higher-risk assets. Generally speaking, the more risk investors took, the better their returns. Many U.S. stocks, for instance, posted double-digit gains.

Investors' preference for higher-risk securities was also supported by better-than-expected corporate earnings. Market volatility declined as optimism grew about the economic outlook. In spite of high unemployment and modest consumer spending, the U.S. economy expanded at an annualized rate of 3.2% during the fourth quarter, up from 2.6% in the third quarter.

================================================================================

2  | USAA INCOME STOCK FUND

================================================================================

Although I was pleased with the performance of USAA's family of no-load mutual funds during the six months, the financial markets face long-term economic headwinds as consumers continue rebuilding their balance sheets despite weak employment growth and the fragile housing market. In addition, the European Union's (EU) fiscal challenges are far from over. The EU has yet to find a sustainable balance between the painful effects of austerity on its weaker economies and the damaging effects of emerging inflationary pressures on its stronger economies.

Meanwhile, in the U.S., there have been several negative media reports about tax-exempt municipal credit quality, which in my view contributed to a decline in the tax-exempt bond market overall. Although I agree that state and local governments are under financial stress, I do not believe we will see massive municipal bond defaults. Many governments are making the tough choices necessary to address their budget problems. In some cases, this may require austerity measures (higher taxes and reduced services). Even so, I believe that issuers of investment-grade municipals have the ability to continue making payments on their debt. In addition, municipal finances generally improve (with a lag) after the economy recovers. Nevertheless, USAA's municipal bond team will remain vigilant for potential credit problems.

In this environment, I urge you to make all your investment decisions based on your time horizon, risk tolerance and financial goals. If you would like to refine your investment strategy, please call one of our USAA service representatives. They would be happy to review your plan and help you rebalance your portfolio, if necessary.

On behalf of everyone here at USAA Investment Management Company, thank you for allowing us to help you manage your investments. We appreciate your continued confidence in us.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

As interest rates rise, bond prices fall.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

                                                        PRESIDENT'S MESSAGE |  3

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Grantham, Mayo, Van Otterloo & Co. LLC        Epoch

    SAM WILDERMAN, CFA                            DAVID N. PEARL
    THOMAS HANCOCK, Ph.D.*                        MICHAEL A. WELHOELTER, CFA
                                                  WILLIAM W. PRIEST, CFA, CPA

--------------------------------------------------------------------------------

o  HOW DID THE USAA INCOME STOCK FUND (THE FUND SHARES) PERFORM?

   For the six-month period ended January 31, 2011, the Fund Shares had a total return of 17.90%. This compares to returns of 16.60% for the Russell Value 1000 Index (the Index) and 16.30% for the Lipper Equity Income Funds Index.

o  HOW DID THE GMO PORTION OF THE FUND PERFORM?

   The GMO portion of the Fund outperformed the Russell 1000 Value Index for the six-month period. Both sector weightings and stock selection contributed to returns. With respect to sector allocation, underweight exposures to utilities and financials along with an overweight position in information technology had a positive impact on performance relative to the Index. This was only slightly offset by our overweighting of the health care sector.

   Stock selection was also a positive contributor to performance, in particular, within health care, information technology and

   Refer to page 10 for benchmark definitions.

   Past performance is no guarantee of future results.

   *Effective December 1, 2010, Thomas Hancock became a co-manager of the Fund.

================================================================================

4  | USAA INCOME STOCK FUND

================================================================================

   consumer staples. Selection within the industrials and energy sectors detracted.

   In terms of individual stocks, the top contributors included overweight positions in Exxon Mobil Corp., UnitedHealth Group, Inc., Oracle Corp., Apple, Inc., and ConocoPhillips. Apple, Inc. has benefited from the enormously successful launch of its iPad tablet as well as from the anticipated impact of the introduction of the iPhone to Verizon Communications, Inc. customers. While Oracle Corp. shares surged on the announcement of the arrival of Mark Hurd as co-President, its gains were also a result of strong earnings and a favorable ruling in a copyright lawsuit versus a competitor.

   The biggest individual detractors were our overweightings in Cisco Systems, Inc., Abbot Laboratories, Eli Lilly and Co., and Microsoft Corp., along with our underweighting in Anadarko Petroleum Corp. In contrast to Apple, Inc., Microsoft Corp. has suffered from concerns that its Windows franchise is in decline among consumers. However, its Windows 7/Office upgrade is moving quite well among small-to-medium size businesses.

   GMO uses three investment tools in its strategy -- top-down quality, intrinsic valuation, and momentum. For the semiannual period, valuation and momentum factors both had a positive impact, while quality detracted.

o  WHAT IS GMO'S OUTLOOK?

   GMO continues to tilt the portfolio toward higher-quality stocks as determined by our metrics, which focus on profitability, stability of profitability and leverage. We believe that the evidence shows that over longer periods of time the market underestimates the impact of strong profitability -- the backbone of high-quality companies -- on stock prices. In terms of sectors, the largest overweight sectors in

   Anadarko Petroleum Corp. was sold out of the Fund prior to January 31, 2011.

   You will find a complete list of securities that the Fund owns on pages
   15-28.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

   the GMO portfolio are health care and information technology, while the largest underweight sectors are in financials and utilities.

o  HOW DID THE PORTION OF THE FUND MANAGED BY EPOCH PERFORM?

   The portion of the Fund managed by Epoch outperformed the Russell 1000 Value Index for the six-month period, as both sector allocation and security selection added to relative performance. The largest contributors to performance for the period were selections within financials, and health care (both were underweighted) as well as consumer staples. On the downside, selection within industrials was a constraint on returns versus the Index, as was the Fund's modest cash position given a rising market.

   While we were underweight in financials, we had a significant position in Ameriprise Financial, Inc., a provider of financial planning, asset management, and insurance products to consumers and institutions.
   Ameriprise Financial, Inc. has significant excess capital at its insurance entities and has the highest risk-based capital ratio of any life insurance company. The company has produced significant free cash flow and has done an excellent job of returning that to shareholders through stock buy backs and dividends.

   A pair of energy related companies also were strong contributors to performance. National-Oilwell Varco, Inc., is an oil and gas equipment manufacturer and services company. The company has benefited from a strong backlog of orders and renewed spending within the sector, driven in part by the need to replace existing oil exploration rigs. Exxon Mobil Corp. is the largest integrated energy company and has the lowest exploration and development costs. The company generates significant free cash flow which it has been returning to shareholders through increased dividends and a significant share repurchase program.

   On the downside, Abbott Laboratories was negatively impacted by the threat of increased competition to Humira, a drug used to fight

================================================================================

6  | USAA INCOME STOCK FUND

================================================================================

   the symptoms of certain autoimmune disorders such as rheumatoid arthritis and Crohn's Disease. We believe Abbott Laboratories' strong business segments, contributions from recent acquisitions, and late-stage pipeline should help the company deliver strong earnings growth moving forward. Visa, Inc., "A", also underperformed, as the company has suffered from proposed government regulation of debit card interchange rates. At current valuations, we believe the downside has been priced into the stock.

o  WHAT IS EPOCH'S OUTLOOK?

   Upward revisions in global growth forecasts have become the norm in recent weeks. The U.S. consumer returned to stride during the holiday season, and businesses have begun to borrow and spend as well. However, improved job creation will be necessary to continue consumption growth, particularly in an environment of high gasoline and rising food prices. We are cautiously optimistic on the labor front.

   As the semiannual period drew to a close, popular uprisings in the Middle East, most notably in Egypt, made headlines. What is notable is the degree to which the catalyst has not been political but rather economic. Rising food prices have become a serious issue in emerging markets where a much higher portion of personal income must be spent on necessities. While growth should still be strongest in the emerging markets, we expect it will be lower than 2010's heady pace. We continue to favor exposure to the emerging markets through investment in strong U.S. companies with growing global exposure.

   Despite the fact that we have probably seen the low in interest rates, we continue to believe there remain opportunities for positive returns in equities. We also observe that many large-cap stocks look inexpensive relative to their small-cap peers. We see companies that are generating excess cash and returning value to shareholders in the forms of dividends and stock repurchases as reasonably valued at this juncture and believe they should produce attractive returns going forward.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  7

================================================================================

FUND RECOGNITION

USAA INCOME STOCK FUND SHARES

--------------------------------------------------------------------------------

                             LIPPER LEADER (OVERALL)

                                       [5]

                                     EXPENSE

The Income Stock Fund Shares are listed as a Lipper Leader for Expense of 90 funds within the Lipper Equity Income Funds category for the overall period ended January 31, 2011. The Fund Shares received a Lipper Leader rating for Expense among 77 and 45 funds for the five- and 10-year periods, respectively. Lipper ratings for Expense reflect funds' expense minimization relative to peers with similar load structures as of January 31, 2011.

--------------------------------------------------------------------------------

Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Expense metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2011, Reuters, All Rights Reserved.

================================================================================

8  | USAA INCOME STOCK FUND

================================================================================

INVESTMENT OVERVIEW

USAA INCOME STOCK FUND SHARES (Symbol: USISX)


--------------------------------------------------------------------------------
                                              1/31/11               7/31/10
--------------------------------------------------------------------------------

Net Assets                                $1,416.4 Million      $1,228.6 Million
Net Asset Value Per Share                      $12.31                $10.50


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/11
--------------------------------------------------------------------------------
  7/31/10 to 1/31/11*            1 Year            5 Years            10 Years

        17.90%                   19.91%            -0.65%               1.53%


--------------------------------------------------------------------------------
                                 EXPENSE RATIO**
--------------------------------------------------------------------------------

                                     0.84%


High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

**THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND SHARES' PROSPECTUS DATED DECEMBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDES ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                   [CHART OFCUMULATIVE PERFORMANCE COMPARISON]

                     RUSSELL 1000      LIPPER EQUITY INCOME      USAA INCOME STOCK
                     VALUE INDEX           FUNDS INDEX             FUND SHARES
 1/31/2001           $10,000.00            $10,000.00               $10,000.00
 2/28/2001             9,721.92              9,666.42                 9,758.32
 3/31/2001             9,378.38              9,312.80                 9,608.89
 4/30/2001             9,838.31              9,796.54                10,073.67
 5/31/2001            10,059.32              9,966.63                10,273.63
 6/30/2001             9,836.21              9,719.16                 9,884.78
 7/31/2001             9,815.30              9,708.60                10,026.14
 8/31/2001             9,422.15              9,388.14                 9,732.54
 9/30/2001             8,759.00              8,741.40                 9,065.70
10/31/2001             8,683.62              8,786.25                 8,956.21
11/30/2001             9,188.45              9,239.72                 9,339.43
12/31/2001             9,404.87              9,402.08                 9,587.42
 1/31/2002             9,332.40              9,309.83                 9,496.27
 2/28/2002             9,347.39              9,323.52                 9,530.45
 3/31/2002             9,789.62              9,676.85                 9,940.97
 4/30/2002             9,453.87              9,347.09                 9,603.11
 5/31/2002             9,501.27              9,355.12                 9,677.55
 6/30/2002             8,955.73              8,768.14                 9,080.86
 7/31/2002             8,123.22              8,063.99                 8,223.96
 8/31/2002             8,184.55              8,123.59                 8,183.70
 9/30/2002             7,274.52              7,278.10                 7,253.23
10/31/2002             7,813.46              7,719.11                 7,571.10
11/30/2002             8,305.70              8,161.94                 8,027.68
12/31/2002             7,944.93              7,856.99                 7,765.71
 1/31/2003             7,752.60              7,638.33                 7,533.43
 2/28/2003             7,545.92              7,449.60                 7,357.65
 3/31/2003             7,558.44              7,460.28                 7,328.50
 4/30/2003             8,223.77              8,031.70                 7,814.55
 5/31/2003             8,754.62              8,513.96                 8,281.65
 6/30/2003             8,864.08              8,602.96                 8,360.87
 7/31/2003             8,996.07              8,698.95                 8,329.17
 8/31/2003             9,136.25              8,828.21                 8,474.97
 9/30/2003             9,047.12              8,768.94                 8,475.08
10/31/2003             9,600.78              9,205.77                 9,022.68
11/30/2003             9,731.03              9,320.58                 9,200.97
12/31/2003            10,330.84              9,886.10                 9,766.51
 1/31/2004            10,512.51             10,039.71                10,003.16
 2/29/2004            10,737.81             10,229.78                10,163.06
 3/31/2004            10,643.82             10,113.88                10,071.90
 4/30/2004            10,383.69              9,944.21                 9,802.29
 5/31/2004            10,489.59             10,007.85                 9,815.13
 6/30/2004            10,737.44             10,236.72                10,057.99
 7/31/2004            10,586.20             10,019.76                 9,864.70
 8/31/2004            10,736.74             10,121.76                 9,993.56
 9/30/2004            10,903.17             10,267.41                10,105.71
10/31/2004            11,084.42             10,380.22                10,099.23
11/30/2004            11,644.83             10,844.62                10,636.56
12/31/2004            12,034.78             11,173.35                10,940.63
 1/31/2005            11,821.15             10,971.44                10,691.08
 2/28/2005            12,212.92             11,295.26                11,058.83
 3/31/2005            12,045.34             11,120.91                10,810.39
 4/30/2005            11,829.61             10,916.99                10,539.47
 5/31/2005            12,114.38             11,174.28                10,949.15
 6/30/2005            12,247.01             11,269.59                11,157.84
 7/31/2005            12,601.35             11,631.78                11,522.91
 8/31/2005            12,546.55             11,564.69                11,376.88
 9/30/2005            12,722.70             11,655.69                11,462.30
10/31/2005            12,399.58             11,426.82                11,195.58
11/30/2005            12,807.18             11,766.21                11,515.65
12/31/2005            12,883.69             11,821.92                11,573.96
 1/31/2006            13,384.06             12,191.88                12,023.21
 2/28/2006            13,465.76             12,246.94                12,076.51
 3/31/2006            13,648.19             12,398.62                12,186.49
 4/30/2006            13,995.02             12,672.58                12,415.85
 5/31/2006            13,641.50             12,347.62                12,025.94
 6/30/2006            13,728.76             12,391.21                12,096.60
 7/31/2006            14,062.42             12,552.28                12,373.10
 8/31/2006            14,297.79             12,793.48                12,603.51
 9/30/2006            14,582.80             13,064.46                12,908.39
10/31/2006            15,060.14             13,481.83                13,278.52
11/30/2006            15,403.94             13,744.15                13,486.72
12/31/2006            15,749.72             13,997.37                13,773.98
 1/31/2007            15,951.14             14,185.54                13,961.66
 2/28/2007            15,702.46             14,023.69                13,651.58
 3/31/2007            15,945.23             14,180.99                13,800.30
 4/30/2007            16,534.45             14,771.57                14,316.58
 5/31/2007            17,130.84             15,298.22                14,816.47
 6/30/2007            16,730.56             15,043.51                14,457.47
 7/31/2007            15,956.87             14,466.22                13,700.45
 8/31/2007            16,135.68             14,623.30                13,856.79
 9/30/2007            16,689.90             15,053.98                14,242.78
10/31/2007            16,691.74             15,216.86                14,201.45
11/30/2007            15,875.95             14,545.89                13,440.95
12/31/2007            15,722.43             14,414.07                13,318.61
 1/31/2008            15,092.70             13,758.09                12,799.82
 2/29/2008            14,460.35             13,310.99                12,227.36
 3/31/2008            14,351.62             13,177.87                12,059.06
 4/30/2008            15,051.20             13,775.81                12,607.61
 5/31/2008            15,027.31             13,898.99                12,562.64
 6/30/2008            13,588.88             12,651.20                11,366.43
 7/31/2008            13,539.82             12,555.21                11,330.26
 8/31/2008            13,769.84             12,691.19                11,538.24
 9/30/2008            12,758.15             11,688.56                10,790.07
10/31/2008            10,549.56              9,780.55                 8,943.20
11/30/2008             9,793.06              9,124.26                 8,388.23
12/31/2008             9,928.99              9,311.01                 8,573.94
 1/31/2009             8,787.26              8,470.38                 7,721.13
 2/28/2009             7,613.19              7,538.02                 6,758.28
 3/31/2009             8,264.14              8,154.41                 7,247.16
 4/30/2009             9,149.99              8,926.83                 7,874.93
 5/31/2009             9,715.78              9,453.92                 8,271.91
 6/30/2009             9,644.04              9,435.05                 8,217.98
 7/31/2009            10,433.41             10,152.09                 8,830.16
 8/31/2009            10,979.14             10,604.80                 9,201.17
 9/30/2009            11,403.32             10,922.04                 9,487.99
10/31/2009            11,054.33             10,744.92                 9,311.08
11/30/2009            11,677.38             11,315.34                 9,804.57
12/31/2009            11,884.03             11,532.03                 9,993.45
 1/31/2010            11,549.81             11,163.22                 9,703.65
 2/28/2010            11,914.38             11,463.01                 9,965.40
 3/31/2010            12,690.01             12,112.16                10,547.45
 4/30/2010            13,018.37             12,269.67                10,678.71
 5/31/2010            11,948.31             11,347.22                 9,806.79
 6/30/2010            11,275.69             10,790.20                 9,248.83
 7/31/2010            12,039.04             11,555.26                 9,869.17
 8/31/2010            11,523.89             11,107.27                 9,502.60
 9/30/2010            12,417.95             11,996.16                10,327.60
10/31/2010            12,790.57             12,354.62                10,751.64
11/30/2010            12,722.88             12,297.55                10,657.41
12/31/2010            13,726.77             13,150.79                11,295.56
 1/31/2011            14,037.28             13,438.54                11,635.84

                                   [END CHART]

                         Data from 1/31/01 to 1/31/11.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Shares to the following benchmarks:

o The unmanaged Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

o The unmanaged Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds within the Lipper Equity Income Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

10  | USAA INCOME STOCK FUND

================================================================================

USAA INCOME STOCK FUND INSTITUTIONAL SHARES*


--------------------------------------------------------------------------------
                                               1/31/11              7/31/10
--------------------------------------------------------------------------------

Net Assets                                 $118.2 Million        $88.0 Million
Net Asset Value Per Share                       $12.30              $10.49


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/11
--------------------------------------------------------------------------------
  7/31/10 to 1/31/11**             1 Year              Since Inception 8/01/08

          18.03%                   20.18%                       1.36%


--------------------------------------------------------------------------------
                                 EXPENSE RATIO***
--------------------------------------------------------------------------------

                                       0.62%


*The USAA Income Stock Fund Institutional Shares (Institutional Shares) commenced operations on August 1, 2008, and are not offered for sale directly to the general public. The Institutional Shares are available only to the USAA Target Retirement Funds.

**Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

***THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE INSTITUTIONAL SHARES' PROSPECTUS DATED DECEMBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDES ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total return quoted does not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                   [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     LIPPER EQUITY              RUSSELL 1000          USAA INCOME STOCK FUND
                   INCOME FUNDS INDEX            VALUE INDEX           INSTITUTIONAL SHARES
 7/31/2008            $10,000.00                 $10,000.00                 $10,000.00
 8/31/2008             10,108.31                  10,169.88                  10,208.00
 9/30/2008              9,309.73                   9,422.68                   9,549.79
10/31/2008              7,790.03                   7,791.50                   7,915.22
11/30/2008              7,267.31                   7,232.78                   7,424.04
12/31/2008              7,416.05                   7,333.17                   7,586.24
 1/31/2009              6,746.50                   6,489.93                   6,838.98
 2/28/2009              6,003.90                   5,622.81                   5,986.14
 3/31/2009              6,494.84                   6,103.58                   6,424.15
 4/30/2009              7,110.06                   6,757.83                   6,972.46
 5/31/2009              7,529.88                   7,175.71                   7,332.54
 6/30/2009              7,514.85                   7,122.72                   7,281.29
 7/31/2009              8,085.95                   7,705.72                   7,832.53
 8/31/2009              8,446.54                   8,108.77                   8,153.40
 9/30/2009              8,699.21                   8,422.06                   8,412.89
10/31/2009              8,558.14                   8,164.31                   8,264.14
11/30/2009              9,012.47                   8,624.47                   8,702.14
12/31/2009              9,185.06                   8,777.09                   8,872.16
 1/31/2010              8,891.31                   8,530.25                   8,606.58
 2/28/2010              9,130.08                   8,799.51                   8,847.27
 3/31/2010              9,647.12                   9,372.36                   9,360.58
 4/30/2010              9,772.58                   9,614.87                   9,477.17
 5/31/2010              9,037.86                   8,824.57                   8,702.68
 6/30/2010              8,594.20                   8,327.80                   8,211.94
 7/31/2010              9,203.56                   8,891.57                   8,763.31
 8/31/2010              8,846.75                   8,511.11                   8,437.50
 9/30/2010              9,554.73                   9,171.43                   9,176.45
10/31/2010              9,840.24                   9,446.62                   9,553.57
11/30/2010              9,794.78                   9,396.63                   9,478.14
12/31/2010             10,474.37                  10,138.07                  10,040.92
 1/31/2011             10,703.56                  10,367.40                  10,343.66

                                   [END CHART]

                     Data from 7/31/08 to 1/31/11.*

                     See page 10 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Institutional Shares to the benchmarks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of the Lipper Equity Income Funds Index and the Russell 1000 Value Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

12  | USAA INCOME STOCK FUND

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 1/31/2011
                          (% of Net Assets of the Fund)

Microsoft Corp. ..........................................................  3.4%
Exxon Mobil Corp. ........................................................  3.4%
Oracle Corp. .............................................................  2.9%
UnitedHealth Group, Inc. .................................................  2.4%
Apple, Inc. ..............................................................  2.3%
ConocoPhillips ...........................................................  2.0%
Ameriprise Financial, Inc. ...............................................  1.9%
Comcast Corp. "A" ........................................................  1.7%
Franklin Resources, Inc. .................................................  1.6%
Praxair, Inc. ............................................................  1.6%

You will find a complete list of securities that the Fund owns on pages 15-28.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                    o SECTOR ASSET ALLOCATION* -- 1/31/2011 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

Information Technology                                                  19.1%
Financials                                                              18.7%
Health Care                                                             16.3%
Energy                                                                  12.0%
Industrials                                                              8.9%
Consumer Discretionary                                                   6.7%
Consumer Staples                                                         5.3%
Money Market Instruments                                                 5.0%
Materials                                                                3.2%
Utilities                                                                2.9%
Telecommunication Services                                               2.3%

*Excludes short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

14  | USAA INCOME STOCK FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             EQUITY SECURITIES (95.4%)

             COMMON STOCKS (95.4%)

             CONSUMER DISCRETIONARY (6.7%)
             -----------------------------
             APPAREL & ACCESSORIES & LUXURY GOODS (0.0%)
     9,100   Columbia Sportswear Co.                                   $     555
                                                                       ---------
             APPAREL RETAIL (1.3%)
    30,000   Foot Locker, Inc.                                               536
   396,917   TJX Companies, Inc.                                          18,810
                                                                       ---------
                                                                          19,346
                                                                       ---------
             BROADCASTING (0.1%)
    49,000   CBS Corp. "B"                                                   972
                                                                       ---------
             CABLE & SATELLITE (2.2%)
 1,439,500   Comcast Corp. "A"                                            31,186
    26,000   DISH Network Corp. "A"*                                         549
     9,000   Liberty Global, Inc. "A"*(a)                                    365
    19,000   Time Warner Cable, Inc.                                       1,289
                                                                       ---------
                                                                          33,389
                                                                       ---------
             CASINOS & GAMING (0.8%)
   705,100   International Game Technology                                12,107
                                                                       ---------
             COMPUTER & ELECTRONICS RETAIL (0.0%)
    23,000   Rent-A-Center, Inc.                                             684
                                                                       ---------
             CONSUMER ELECTRONICS (0.0%)
    24,600   Garmin Ltd.(a)                                                  758
                                                                       ---------
             DEPARTMENT STORES (0.1%)
    16,100   Macy's, Inc.                                                    373
    11,600   Sears Holdings Corp.*(a)                                        874
                                                                       ---------
                                                                           1,247
                                                                       ---------
             DISTRIBUTORS (0.8%)
   224,350   Genuine Parts Co.                                            11,610
                                                                       ---------
             FOOTWEAR (0.0%)
     1,800   NIKE, Inc. "B"                                                  148
                                                                       ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             HOME IMPROVEMENT RETAIL (0.1%)
    21,500   Home Depot, Inc.                                          $     790
                                                                       ---------
             HOTELS, RESORTS, & CRUISE LINES (0.0%)
    25,900   Wyndham Worldwide Corp.                                         729
                                                                       ---------
             HOUSEHOLD APPLIANCES (0.1%)
    12,797   Stanley Black & Decker, Inc.                                    930
                                                                       ---------
             HOUSEWARES & SPECIALTIES (0.1%)
     8,200   Fortune Brands, Inc.                                            506
    36,900   Newell Rubbermaid, Inc.                                         710
                                                                       ---------
                                                                           1,216
                                                                       ---------
             MOVIES & ENTERTAINMENT (0.3%)
    10,500   Cinemark Holdings, Inc.                                         178
    16,700   Liberty Media Corp. - Capital "A"*                            1,097
    47,500   News Corp. "A"                                                  713
     9,700   Time Warner, Inc.                                               305
    69,600   Walt Disney Co.                                               2,705
                                                                       ---------
                                                                           4,998
                                                                       ---------
             PUBLISHING (0.0%)
    13,800   Gannett Co., Inc.                                               204
       946   Washington Post Co. "B"                                         405
                                                                       ---------
                                                                             609
                                                                       ---------
             RESTAURANTS (0.2%)
    51,900   McDonald's Corp.                                              3,823
                                                                       ---------
             SPECIALTY STORES (0.6%)
     4,300   Barnes & Noble, Inc.(a)                                          68
   409,900   Staples, Inc.                                                 9,145
                                                                       ---------
                                                                           9,213
                                                                       ---------
             Total Consumer Discretionary                                103,124
                                                                       ---------
             CONSUMER STAPLES (5.3%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.1%)
    36,300   Archer-Daniels-Midland Co.                                    1,186
     7,400   Bunge Ltd.                                                      504
                                                                       ---------
                                                                           1,690
                                                                       ---------
             DRUG RETAIL (0.4%)
    45,600   CVS Caremark Corp.                                            1,559
   126,900   Walgreen Co.                                                  5,132
                                                                       ---------
                                                                           6,691
                                                                       ---------

================================================================================

16  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             FOOD RETAIL (0.2%)
    77,900   Kroger Co.                                                $   1,667
    60,700   Safeway, Inc.                                                 1,256
    99,542   SUPERVALU, Inc.                                                 725
                                                                       ---------
                                                                           3,648
                                                                       ---------
             HOUSEHOLD PRODUCTS (1.4%)
   158,950   Colgate-Palmolive Co.                                        12,203
     5,000   Energizer Holdings, Inc.*                                       364
     7,000   Kimberly-Clark Corp.                                            453
   122,800   Procter & Gamble Co.                                          7,752
                                                                       ---------
                                                                          20,772
                                                                       ---------
             HYPERMARKETS & SUPER CENTERS (1.0%)
     6,000   BJ's Wholesale Club, Inc.*                                      264
   255,400   Wal-Mart Stores, Inc.                                        14,320
                                                                       ---------
                                                                          14,584
                                                                       ---------
             PACKAGED FOODS & MEAT (0.4%)
    36,300   Dean Foods Co.*                                                 368
    14,300   Del Monte Foods Co.                                             271
    28,000   General Mills, Inc.                                             974
     5,000   Hormel Foods Corp.                                              247
    95,779   Kraft Foods, Inc. "A"                                         2,928
    15,500   Smithfield Foods, Inc.*                                         309
    53,000   Tyson Foods, Inc. "A"                                           872
                                                                       ---------
                                                                           5,969
                                                                       ---------
             SOFT DRINKS (1.0%)
   143,100   Coca-Cola Co.                                                 8,994
   103,800   PepsiCo, Inc.                                                 6,675
                                                                       ---------
                                                                          15,669
                                                                       ---------
             TOBACCO (0.8%)
   122,500   Altria Group, Inc.                                            2,880
    28,100   Lorillard, Inc.                                               2,114
   102,700   Philip Morris International, Inc.                             5,879
    49,700   Reynolds American, Inc.                                       1,581
                                                                       ---------
                                                                          12,454
                                                                       ---------
             Total Consumer Staples                                       81,477
                                                                       ---------
             ENERGY (12.0%)
             --------------
             INTEGRATED OIL & GAS (7.6%)
   118,701   Chevron Corp.                                                11,268
   421,964   ConocoPhillips                                               30,154

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
   638,355   Exxon Mobil Corp.                                         $  51,502
    50,700   Marathon Oil Corp.                                            2,317
     8,100   Murphy Oil Corp.                                                537
   208,458   Occidental Petroleum Corp.                                   20,154
                                                                       ---------
                                                                         115,932
                                                                       ---------
             OIL & GAS DRILLING (0.1%)
     8,800   Helmerich & Payne, Inc.                                         517
    23,900   Patterson-UTI Energy, Inc.                                      558
    14,000   Rowan Companies, Inc.*                                          480
    10,400   Unit Corp.*                                                     532
                                                                       ---------
                                                                           2,087
                                                                       ---------
             OIL & GAS EQUIPMENT & SERVICES (2.6%)
   284,585   Cameron International Corp.*                                 15,168
   304,900   National-Oilwell Varco, Inc.                                 22,532
     8,400   Oceaneering International, Inc.*                                649
     9,100   Oil States International, Inc.*                                 617
    10,300   Superior Energy Services, Inc.*                                 362
    14,500   Tidewater, Inc.                                                 862
                                                                       ---------
                                                                          40,190
                                                                       ---------
             OIL & GAS EXPLORATION & PRODUCTION (1.3%)
     3,200   Bill Barrett Corp.*                                             131
    25,700   Chesapeake Energy Corp.                                         759
    19,100   Denbury Resources, Inc.*                                        389
   186,650   Devon Energy Corp.                                           16,554
    13,000   Pioneer Natural Resources Co.                                 1,237
     5,070   Whiting Petroleum Corp.*                                        640
                                                                       ---------
                                                                          19,710
                                                                       ---------
             OIL & GAS REFINING & MARKETING (0.4%)
    16,900   Frontier Oil Corp.*                                             352
    43,700   Sunoco, Inc.                                                  1,855
    38,200   Tesoro Corp.*                                                   736
   125,800   Valero Energy Corp.                                           3,190
                                                                       ---------
                                                                           6,133
                                                                       ---------
             Total Energy                                                184,052
                                                                       ---------
             FINANCIALS (18.7%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (3.6%)
     2,080   Affiliated Managers Group, Inc.*                                212
   476,700   Ameriprise Financial, Inc.                                   29,388
   209,250   Franklin Resources, Inc.                                     25,246
                                                                       ---------
                                                                          54,846
                                                                       ---------

================================================================================

18  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             CONSUMER FINANCE (1.3%)
   290,750   American Express Co.                                      $  12,613
    85,100   Capital One Financial Corp.                                   4,098
   213,100   SLM Corp.*                                                    3,071
                                                                       ---------
                                                                          19,782
                                                                       ---------
             DIVERSIFIED BANKS (0.1%)
    24,900   Comerica, Inc.                                                  951
                                                                       ---------
             INVESTMENT BANKING & BROKERAGE (0.8%)
   114,400   Morgan Stanley                                                3,364
   443,150   TD Ameritrade Holding Corp.                                   9,049
                                                                       ---------
                                                                          12,413
                                                                       ---------
             LIFE & HEALTH INSURANCE (3.2%)
    19,100   Lincoln National Corp.                                          551
   482,950   MetLife, Inc.                                                22,105
    15,600   Principal Financial Group, Inc.                                 511
    27,000   Protective Life Corp.                                           744
   342,700   Prudential Financial, Inc.                                   21,079
    17,500   StanCorp Financial Group, Inc.                                  781
    24,300   Torchmark Corp.                                               1,514
    46,600   Unum Group                                                    1,162
                                                                       ---------
                                                                          48,447
                                                                       ---------
             MULTI-LINE INSURANCE (0.3%)
    30,400   American Financial Group, Inc.                                  989
    17,000   American International Group, Inc.*(a)                          686
    38,900   Assurant, Inc.                                                1,526
    11,900   Hartford Financial Services Group, Inc.                         331
    30,200   HCC Insurance Holdings, Inc.                                    914
    12,700   Unitrin, Inc.                                                   342
                                                                       ---------
                                                                           4,788
                                                                       ---------
             MULTI-SECTOR HOLDINGS (0.1%)
    30,300   Leucadia National Corp.                                         985
                                                                       ---------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.5%)
   571,038   Bank of America Corp.                                         7,840
                                                                       ---------
             PROPERTY & CASUALTY INSURANCE (1.9%)
    23,800   ACE Ltd.                                                      1,466
     1,200   Allied World Assurance Co.                                       72
   118,600   Allstate Corp.                                                3,693
    27,100   Aspen Insurance Holdings Ltd.                                   814
     2,500   AXIS Capital Holdings Ltd.                                       89
    55,700   Chubb Corp.                                                   3,227

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
     3,500   CNA Financial Corp.*                                      $      94
    25,500   Fidelity National Financial, Inc. "A"                           343
     8,400   Mercury General Corp.                                           357
    31,100   Old Republic International Corp.                                380
     9,400   ProAssurance Corp.*                                             552
    78,400   Progressive Corp.                                             1,553
   272,200   Travelers Companies, Inc.                                    15,314
    14,700   W.R. Berkley Corp.                                              415
       910   White Mountains Insurance Group Ltd.                            310
    38,700   XL Group plc                                                    887
                                                                       ---------
                                                                          29,566
                                                                       ---------
             REAL ESTATE OPERATING COMPANIES (0.0%)
    15,400   Forest City Enterprises, Inc. "A"*                              261
                                                                       ---------
             REGIONAL BANKS (1.1%)
    49,900   Associated Banc Corp.                                           698
    17,900   CapitalSource, Inc.                                             138
     9,000   City National Corp.(a)                                          520
     4,300   Cullen/Frost Bankers, Inc.                                      248
    22,100   East West Bancorp, Inc.                                         480
    54,600   Fulton Financial Corp.                                          564
     1,000   IBERIABANK Corp.                                                 57
    11,000   International Bancshares Corp.                                  209
    11,200   M&T Bank Corp.                                                  968
   196,900   PNC Financial Services Group, Inc.                           11,814
    44,800   TCF Financial Corp.(a)                                          669
     6,800   Trustmark Corp.                                                 163
    15,700   Umpqua Holdings Corp.                                           172
    20,400   Valley National Bancorp                                         276
    16,500   Whitney Holding Corp.                                           220
                                                                       ---------
                                                                          17,196
                                                                       ---------
             REINSURANCE (1.2%)
    11,800   Arch Capital Group Ltd.*                                      1,041
     3,200   Endurance Specialty Holdings Ltd.                               149
   167,250   Everest Re Group Ltd.                                        14,096
    12,400   PartnerRe Ltd.                                                1,015
    18,800   Reinsurance Group of America, Inc. "A"                        1,082
    14,600   RenaissanceRe Holdings Ltd.                                     958
    17,900   Transatlantic Holdings, Inc.                                    921
                                                                       ---------
                                                                          19,262
                                                                       ---------
             REITs - DIVERSIFIED (0.1%)
    25,600   Vornado Realty Trust                                          2,255
                                                                       ---------

================================================================================

20  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             REITs - MORTGAGE (0.1%)
    73,600   Annaly Capital Management, Inc.                           $   1,312
                                                                       ---------
             REITs - OFFICE (0.3%)
    10,820   Alexandria Real Estate Equities, Inc.                           834
    20,200   Boston Properties, Inc.                                       1,906
    46,700   Douglas Emmett, Inc.(a)                                         861
     9,200   SL Green Realty Corp.                                           669
                                                                       ---------
                                                                           4,270
                                                                       ---------
             REITs - RESIDENTIAL (0.4%)
    16,080   AvalonBay Communities, Inc.                                   1,864
    18,300   BRE Properties, Inc.                                            817
    45,900   Equity Residential Properties Trust                           2,488
    28,800   UDR, Inc.                                                       676
                                                                       ---------
                                                                           5,845
                                                                       ---------
             REITs - RETAIL (0.2%)
    83,000   Kimco Realty Corp.                                            1,502
    14,900   Macerich Co.                                                    725
    16,600   Realty Income Corp.(a)                                          580
    15,900   Regency Centers Corp.                                           685
                                                                       ---------
                                                                           3,492
                                                                       ---------
             REITs - SPECIALIZED (1.7%)
    42,000   Hospitality Properties Trust                                  1,045
    78,800   Host Hotels & Resorts, Inc.                                   1,459
     9,700   Plum Creek Timber Co., Inc.                                     406
     7,600   Rayonier, Inc.                                                  450
   397,950   Ventas, Inc.                                                 22,070
                                                                       ---------
                                                                          25,430
                                                                       ---------
             SPECIALIZED FINANCE (1.4%)
    10,600   Moody's Corp.                                                   311
    89,500   NASDAQ OMX Group, Inc.*                                       2,191
   580,350   NYSE Euronext                                                18,461
                                                                       ---------
                                                                          20,963
                                                                       ---------
             THRIFTS & MORTGAGE FINANCE (0.4%)
    31,800   Astoria Financial Corp.                                         453
     5,432   Capitol Federal Financial, Inc.                                  66
   387,349   Hudson City Bancorp, Inc.                                     4,253
    71,500   New York Community Bancorp, Inc.(a)                           1,310
     6,900   Northwest Bancshares, Inc.                                       81
    10,500   TFS Financial Corp.                                             102

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
    19,200   Washington Federal, Inc.                                  $     332
                                                                       ---------
                                                                           6,597
                                                                       ---------
             Total Financials                                            286,501
                                                                       ---------
             HEALTH CARE (16.3%)
             -------------------
             BIOTECHNOLOGY (0.9%)
   155,600   Amgen, Inc.*                                                  8,571
    76,900   Biogen Idec, Inc.*                                            5,035
     9,300   Cephalon, Inc.*                                                 549
                                                                       ---------
                                                                          14,155
                                                                       ---------
             HEALTH CARE DISTRIBUTORS (0.7%)
     6,400   AmerisourceBergen Corp.                                         230
   123,200   Cardinal Health, Inc.                                         5,114
    62,500   McKesson Corp.                                                4,698
                                                                       ---------
                                                                          10,042
                                                                       ---------
             HEALTH CARE EQUIPMENT (0.6%)
   140,200   Medtronic, Inc.                                               5,373
    72,300   Zimmer Holdings, Inc.*                                        4,277
                                                                       ---------
                                                                           9,650
                                                                       ---------
             HEALTH CARE FACILITIES (0.0%)
     2,400   LifePoint Hospitals, Inc.*                                      84
                                                                       ---------
             HEALTH CARE SERVICES (2.8%)
   322,250   DaVita, Inc.*                                                23,798
   218,500   Laboratory Corp. of America Holdings*                        19,645
                                                                       ---------
                                                                          43,443
                                                                       ---------
             LIFE SCIENCES TOOLS & SERVICES (1.5%)
   404,800   Thermo Fisher Scientific, Inc.*                              23,183
                                                                       ---------
             MANAGED HEALTH CARE (4.6%)
   581,500   Aetna, Inc.                                                  19,155
    42,600   CIGNA Corp.                                                   1,790
    19,600   Coventry Health Care, Inc.*                                     587
    31,200   Health Net, Inc.*                                               890
    49,900   Humana, Inc.*                                                 2,893
   888,045   UnitedHealth Group, Inc.                                     36,454
   136,269   WellPoint, Inc.*                                              8,465
                                                                       ---------
                                                                          70,234
                                                                       ---------
             PHARMACEUTICALS (5.2%)
   412,950   Abbott Laboratories                                          18,649
   127,900   Bristol-Myers Squibb Co.                                      3,221
   271,900   Eli Lilly and Co.                                             9,454

================================================================================

22  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
    37,400   Endo Pharmaceuticals Holdings, Inc.*                      $   1,242
   125,300   Forest Laboratories, Inc.*                                    4,042
   199,200   Johnson & Johnson                                            11,906
   212,800   Merck & Co., Inc.                                             7,059
 1,330,702   Pfizer, Inc.                                                 24,245
                                                                       ---------
                                                                          79,818
                                                                       ---------
             Total Health Care                                           250,609
                                                                       ---------
             INDUSTRIALS (8.9%)
             ------------------
             AEROSPACE & DEFENSE (3.6%)
    10,700   BE Aerospace, Inc.*                                             414
   334,250   Boeing Co.                                                   23,224
     2,700   Esterline Technologies Corp.*                                   192
   103,700   General Dynamics Corp.                                        7,819
    16,500   ITT Corp.                                                       972
    33,100   L-3 Communications Holdings, Inc.                             2,590
    43,300   Northrop Grumman Corp.                                        3,001
    22,700   Raytheon Co.                                                  1,135
   218,500   Rockwell Collins, Inc.                                       14,014
     2,100   Triumph Group, Inc.                                             202
    16,100   United Technologies Corp.                                     1,309
                                                                       ---------
                                                                          54,872
                                                                       ---------
             AIRLINES (0.1%)
     2,100   Alaska Air Group, Inc.*                                         124
    65,500   Southwest Airlines Co.                                          776
                                                                       ---------
                                                                             900
                                                                       ---------
             COMMERCIAL PRINTING (0.1%)
    62,200   R.R. Donnelley & Sons Co.                                     1,102
                                                                       ---------
             CONSTRUCTION & ENGINEERING (0.0%)
     6,200   EMCOR Group, Inc.*                                              188
     2,200   Fluor Corp.                                                     152
     2,400   KBR, Inc.                                                        77
    12,100   Quanta Services, Inc.*                                          287
                                                                       ---------
                                                                             704
                                                                       ---------
             ENVIRONMENTAL & FACILITIES SERVICES (1.4%)
   571,450   Waste Management, Inc.                                       21,641
                                                                       ---------
             INDUSTRIAL CONGLOMERATES (0.8%)
    16,600   3M Co.                                                        1,460
   531,700   General Electric Co.                                         10,708
                                                                       ---------
                                                                          12,168
                                                                       ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             INDUSTRIAL MACHINERY (2.4%)
     4,800   Crane Co.                                                 $     213
   425,350   Danaher Corp.                                                19,592
     6,730   Eaton Corp.                                                     727
   337,650   Ingersoll-Rand plc                                           15,937
     2,600   Parker-Hannifin Corp.                                           232
     4,200   Snap-On, Inc.                                                   238
                                                                       ---------
                                                                          36,939
                                                                       ---------
             MARINE (0.0%)
     5,200   Teekay Corp.                                                    176
                                                                       ---------
             RAILROADS (0.5%)
    18,800   CSX Corp.                                                     1,327
    39,500   Norfolk Southern Corp.                                        2,417
    41,400   Union Pacific Corp.                                           3,918
                                                                       ---------
                                                                           7,662
                                                                       ---------
             Total Industrials                                           136,164
                                                                       ---------
             INFORMATION TECHNOLOGY (19.1%)
             ------------------------------
             COMMUNICATIONS EQUIPMENT (0.5%)
   142,100   Cisco Systems, Inc.*                                          3,006
    68,100   QUALCOMM, Inc.                                                3,686
    49,700   Tellabs, Inc.                                                   263
                                                                       ---------
                                                                           6,955
                                                                       ---------
             COMPUTER HARDWARE (3.4%)
   104,030   Apple, Inc.*                                                 35,299
   933,550   Dell, Inc.*                                                  12,286
    92,800   Hewlett-Packard Co.                                           4,240
                                                                       ---------
                                                                          51,825
                                                                       ---------
             COMPUTER STORAGE & PERIPHERALS (0.2%)
    38,000   Lexmark International, Inc. "A"*                              1,324
    56,900   Western Digital Corp.*                                        1,936
                                                                       ---------
                                                                           3,260
                                                                       ---------
             DATA PROCESSING & OUTSOURCED SERVICES (2.8%)
   468,469   Fidelity National Information Services, Inc.                 14,256
   224,996   Fiserv, Inc.*                                                13,898
   206,850   Visa, Inc. "A"                                               14,448
                                                                       ---------
                                                                          42,602
                                                                       ---------
             ELECTRONIC COMPONENTS (1.3%)
   888,000   Corning, Inc.                                                19,722
                                                                       ---------

================================================================================

24  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             HOME ENTERTAINMENT SOFTWARE (0.6%)
   583,900   Electronic Arts, Inc.*                                    $   9,103
                                                                       ---------
             INTERNET SOFTWARE & SERVICES (2.1%)
   159,000   eBay, Inc.*                                                   4,827
    24,540   Google, Inc. "A"*                                            14,733
   746,550   Yahoo!, Inc.*                                                12,034
                                                                       ---------
                                                                          31,594
                                                                       ---------
             IT CONSULTING & OTHER SERVICES (0.0%)
     2,890   International Business Machines Corp.                           468
                                                                       ---------
             OFFICE ELECTRONICS (0.1%)
   121,700   Xerox Corp.                                                   1,292
                                                                       ---------
             SEMICONDUCTOR EQUIPMENT (0.4%)
   495,550   MEMC Electronic Materials, Inc.*                              5,496
                                                                       ---------
             SEMICONDUCTORS (1.4%)
   650,000   Texas Instruments, Inc.                                      22,042
                                                                       ---------
             SYSTEMS SOFTWARE (6.2%)
 1,871,000   Microsoft Corp.                                              51,874
 1,368,750   Oracle Corp.                                                 43,841
                                                                       ---------
                                                                          95,715
                                                                       ---------
             TECHNOLOGY DISTRIBUTORS (0.1%)
    10,900   Avnet, Inc.*                                                    388
    44,600   Ingram Micro, Inc. "A"*                                         881
    18,700   Tech Data Corp.*                                                877
                                                                       ---------
                                                                           2,146
                                                                       ---------
             Total Information Technology                                292,220
                                                                       ---------
             MATERIALS (3.2%)
             ----------------
             ALUMINUM (0.0%)
    21,400   Alcoa, Inc.                                                     354
                                                                       ---------
             DIVERSIFIED CHEMICALS (1.5%)
    14,500   Cabot Corp.                                                     627
    45,300   Dow Chemical Co.                                              1,607
   400,350   E.I. du Pont de Nemours & Co.                                20,290
       600   Eastman Chemical Co.                                             56
                                                                       ---------
                                                                          22,580
                                                                       ---------
             INDUSTRIAL GASES (1.6%)
   268,150   Praxair, Inc.                                                24,949
                                                                       ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             METAL & GLASS CONTAINERS (0.0%)
     1,200   AptarGroup, Inc.                                          $      58
                                                                       ---------
             PAPER PACKAGING (0.0%)
     5,900   Sonoco Products Co.                                             210
                                                                       ---------
             SPECIALTY CHEMICALS (0.0%)
    12,800   Cytec Industries, Inc.                                          698
                                                                       ---------
             STEEL (0.1%)
    30,600   Commercial Metals Co.                                           512
     5,900   Reliance Steel & Aluminum Co.                                   308
                                                                       ---------
                                                                             820
                                                                       ---------
             Total Materials                                              49,669
                                                                       ---------
             TELECOMMUNICATION SERVICES (2.3%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (2.3%)
   504,795   AT&T, Inc.                                                   13,892
 1,482,843   Qwest Communications International, Inc.                     10,573
   285,388   Verizon Communications, Inc.                                 10,165
                                                                       ---------
                                                                          34,630
                                                                       ---------
             WIRELESS TELECOMMUNICATION SERVICES (0.0%)
    13,600   Telephone & Data Systems, Inc.                                  486
     3,500   U.S. Cellular Corp.*                                            171
                                                                       ---------
                                                                             657
                                                                       ---------
             Total Telecommunication Services                             35,287
                                                                       ---------
             UTILITIES (2.9%)
             ----------------
             ELECTRIC UTILITIES (0.4%)
    12,500   American Electric Power Co., Inc.                               446
    29,100   Exelon Corp.                                                  1,237
    12,200   Hawaiian Electric Industries, Inc.                              304
     3,200   IdaCorp, Inc.                                                   120
    18,500   NextEra Energy, Inc.                                            989
    11,500   Northeast Utilities                                             378
    18,500   Pepco Holdings, Inc.                                            343
    10,500   Progress Energy, Inc.                                           472
    49,100   Southern Co.                                                  1,847
     7,200   Weststar Energy, Inc.                                           184
                                                                       ---------
                                                                           6,320
                                                                       ---------
             GAS UTILITIES (0.1%)
     9,900   Energen Corp.                                                   554
    11,500   ONEOK, Inc.                                                     677

================================================================================

26  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
     4,000   Piedmont Natural Gas Co., Inc.                           $      112
    18,300   Questar Corp.                                                   319
     6,000   UGI Corp.                                                       188
                                                                      ----------
                                                                           1,850
                                                                      ----------
             MULTI-UTILITIES (2.4%)
    11,900   Alliant Energy Corp.                                            442
    23,700   Ameren Corp.                                                    672
     5,800   Consolidated Edison, Inc.                                       290
    37,600   Dominion Resources, Inc.                                      1,637
    26,900   DTE Energy Co.                                                1,244
    11,500   Integrys Energy Group, Inc.                                     547
   259,450   NSTAR                                                        11,255
    13,500   Public Service Enterprise Group, Inc.                           438
     4,500   Vectren Corp.                                                   119
   323,350   Wisconsin Energy Corp.                                       19,495
    10,000   Xcel Energy, Inc.                                               236
                                                                      ----------
                                                                          36,375
                                                                      ----------
             WATER UTILITIES (0.0%)
    11,100   Aqua America, Inc.                                              257
                                                                      ----------
             Total Utilities                                              44,802
                                                                      ----------
             Total Common Stocks (cost: $1,225,597)                    1,463,905
                                                                      ----------
             WARRANTS (0.0%)

             FINANCIALS (0.0%)
             -----------------
             MULTI-LINE INSURANCE (0.0%)
     9,075   American International Group, Inc.*(a) (cost: $154)             132
                                                                      ----------
             Total Equity Securities (cost: $1,225,751)                1,464,037
                                                                      ----------
             MONEY MARKET INSTRUMENTS (5.0%)

             MONEY MARKET FUNDS (5.0%)
77,151,134   State Street Institutional Liquid
               Reserve Fund, 0.18%(b) (cost: $77,151)                     77,151
                                                                      ----------
             SHORT-TERM INVESTMENTS PURCHASED WITH
             CASH COLLATERAL FROM SECURITIES LOANED (0.4%)

             MONEY MARKET FUNDS (0.3%)
     8,532   AIM Short-Term Investment Co. Liquid Assets
               Portfolio, 0.17%(b)                                             9
    62,839   Blackrock Liquidity Funds TempFund Portfolio, 0.17%(b)           63
 4,261,393   Fidelity Institutional Money Market Portfolio, 0.21%(b)       4,261
                                                                      ----------
             Total Money Market Funds                                      4,333
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------
PRINCIPAL                                                                 MARKET
AMOUNT                                                                     VALUE
(000)        SECURITY                                                      (000)
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS (0.1%)
     $ 314   Credit Suisse First Boston, LLC, 0.21%,
               acquired on 1/31/2011 and due 2/01/2011 at $314
               (collateralized by $330 of Fannie Mae(c),
               1.63%, due 10/26/2015; market value $323)              $      314
      1,192  Deutsche Bank Securities, Inc., 0.21%, acquired
               on 1/31/2011 and due 2/01/2011 at $1,192
               (collateralized by $1,268 of Freddie Mac(c), 3.15%,
               due 10/28/2020; market value $1,216)                        1,192
                                                                      ----------
             Total Repurchase Agreements                                   1,506
                                                                      ----------
             Total Short-Term Investments Purchased With Cash
               Collateral From Securities Loaned (cost: $5,839)            5,839
                                                                      ----------

             TOTAL INVESTMENTS (COST: $1,308,741)                     $1,547,027
                                                                      ==========

----------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS         TOTAL
----------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                          $1,463,905              $    -             $-    $1,463,905
  Warrants                                      132                   -              -           132

Money Market Instruments:
  Money Market Funds                         77,151                   -              -        77,151

Short-Term Investments
  Purchased With Cash Collateral
  From Securities Loaned:
  Money Market Funds                          4,333                   -              -         4,333
  Repurchase Agreements                           -               1,506              -         1,506
----------------------------------------------------------------------------------------------------
TOTAL                                    $1,545,521              $1,506             $-    $1,547,027
----------------------------------------------------------------------------------------------------

For the six-month period ended January 31, 2011, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

28  | USAA INCOME STOCK FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

   REIT  Real estate investment trust

o  SPECIFIC NOTES

   (a) The security or a portion thereof was out on loan as of January 31, 2011.

   (b) Rate represents the money market fund annualized seven-day yield at January 31, 2011.

   (c) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     * Non-income-producing security. As of January 31, 2011, 84.3% of the Fund's net assets were invested in dividend-paying stocks.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities on
      loan of $5,448) (cost of $1,308,741)                                      $1,547,027
   Cash                                                                                700
   Receivables:
      Capital shares sold:
         Affiliated transactions (Note 8)                                              244
         Nonaffiliated transactions                                                    970
      Dividends and interest                                                         1,289
      Other                                                                             11
                                                                                ----------
         Total assets                                                            1,550,241
                                                                                ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                               5,839
      Securities purchased                                                           7,747
      Capital shares redeemed                                                        1,263
   Accrued management fees                                                             596
   Accrued transfer agent's fees                                                        65
   Other accrued expenses and payables                                                 139
                                                                                ----------
         Total liabilities                                                          15,649
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $1,534,592
                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $1,846,022
   Accumulated undistributed net investment income                                     597
   Accumulated net realized loss on investments                                   (550,313)
   Net unrealized appreciation of investments                                      238,286
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $1,534,592
                                                                                ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,416,436/115,073 shares outstanding)         $    12.31
                                                                                ==========
      Institutional Shares (net assets of $118,156/9,603
         shares outstanding)                                                    $    12.30
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

30  | USAA INCOME STOCK FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                    $ 13,743
   Interest                                                                           58
   Securities lending (net)                                                           53
                                                                                --------
         Total income                                                             13,854
                                                                                --------
EXPENSES
   Management fees                                                                 3,251
   Administration and servicing fees:
      Fund Shares                                                                    990
      Institutional Shares                                                            25
   Transfer agent's fees:
      Fund Shares                                                                  1,314
      Institutional Shares                                                            24
   Custody and accounting fees:
      Fund Shares                                                                    111
      Institutional Shares                                                             8
   Postage:
      Fund Shares                                                                     80
   Shareholder reporting fees:
      Fund Shares                                                                     34
   Trustees' fees                                                                      5
   Registration fees:
      Fund Shares                                                                     27
   Professional fees                                                                  62
   Other                                                                              15
                                                                                --------
         Total expenses                                                            5,946
   Expenses paid indirectly:
      Fund Shares                                                                    (55)
                                                                                --------
         Net expenses                                                              5,891
                                                                                --------
NET INVESTMENT INCOME                                                              7,963
                                                                                --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                              26,909
   Change in net unrealized appreciation/depreciation                            197,801
                                                                                --------
         Net realized and unrealized gain                                        224,710
                                                                                --------
   Increase in net assets resulting from operations                             $232,673
                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended January 31, 2011 (unaudited), and year ended
July 31, 2010

--------------------------------------------------------------------------------

                                                                                 1/31/2011          7/31/2010
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                        $    7,963         $   16,913
   Net realized gain on investments                                                 26,909             39,788
   Change in net unrealized appreciation/depreciation of investments               197,801             85,909
                                                                                -----------------------------
      Increase in net assets resulting from operations                             232,673            142,610
                                                                                -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                   (7,457)           (17,006)
      Institutional Shares                                                            (659)              (928)
                                                                                -----------------------------
         Total distributions of net investment income                               (8,116)           (17,934)
                                                                                -----------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                     (21,005)           (83,807)
   Institutional Shares                                                             14,461             51,263
                                                                                -----------------------------
      Total net decrease in net assets from capital share transactions              (6,544)           (32,544)
                                                                                -----------------------------
   Net increase in net assets                                                      218,013             92,132
NET ASSETS
   Beginning of period                                                           1,316,579          1,224,447
                                                                                -----------------------------
   End of period                                                                $1,534,592         $1,316,579
                                                                                =============================
Accumulated undistributed net investment income:
   End of period                                                                $      597         $      750
                                                                                =============================

See accompanying notes to financial statements.

================================================================================

32  | USAA INCOME STOCK FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this semiannual report pertains only to the USAA Income Stock Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation.

The Fund has two classes of shares: Income Stock Fund Shares (Fund Shares) and Income Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds (Target Funds) and not to the general public. The Target Funds are managed by USAA Investment Management Company (the Manager), an affiliate of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to

================================================================================

34  | USAA INCOME STOCK FUND

================================================================================

       adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

       on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include repurchase agreements valued at cost, which approximates fair value.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

36  | USAA INCOME STOCK FUND

================================================================================

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2011, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $55,000 and less than $500, respectively.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the

================================================================================

38  | USAA INCOME STOCK FUND

================================================================================

    normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the six-month period ended January 31, 2011, the Fund paid CAPCO facility fees of $2,000, which represents 2.9% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2011.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2011, in accordance with applicable tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2010, the Fund had capital loss carryovers of $524,631,000, for federal income tax purposes. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

      CAPITAL LOSS CARRYOVERS
-------------------------------------
   EXPIRES                  BALANCE
------------             ------------
     2017                $227,189,000
     2018                 297,442,000
                         ------------
                Total    $524,631,000
                         ============

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six-month period, ended January 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of January 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended July 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

================================================================================

40  | USAA INCOME STOCK FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2011, were $300,824,000 and $350,074,000, respectively.

As of January 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2011, were $258,278,000 and $19,992,000, respectively, resulting in net unrealized appreciation of $238,286,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

transactions. For the six-month period ended January 31, 2011, the Fund received securities-lending income of $53,000, which is net of the 20% income retained by ClearLend. As of January 31, 2011, the Fund loaned securities having a fair market value of approximately $5,448,000 and received cash collateral of $5,839,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) CAPITAL SHARE TRANSACTIONS

At January 31, 2011, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions for all classes were as follows, in thousands:

                                    SIX-MONTH PERIOD ENDED                   YEAR ENDED
                                          1/31/2011                           7/31/2010
------------------------------------------------------------------------------------------------
                                   SHARES            AMOUNT            SHARES            AMOUNT
                                  --------------------------------------------------------------
FUND SHARES:
Shares sold                         8,552           $  97,905          15,011          $ 159,571
Shares issued from reinvested
   dividends                          619               7,096           1,521             16,136
Shares redeemed                   (11,114)           (126,006)        (24,463)          (259,514)
                                  --------------------------------------------------------------
Net decrease from capital share
   transactions                    (1,943)          $ (21,005)         (7,931)         $ (83,807)
                                  ==============================================================
INSTITUTIONAL SHARES:
Shares sold                         1,938           $  22,319           5,504          $  58,767
Shares issued from reinvested
   dividends                           57                 658              87                928
Shares redeemed                      (777)             (8,516)           (797)            (8,432)
                                  --------------------------------------------------------------
Net increase from capital share
   transactions                     1,218           $  14,461           4,794          $  51,263
                                  ==============================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and

================================================================================

42  | USAA INCOME STOCK FUND

================================================================================

    affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Equity Income Funds Index over the performance period. The Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds in the Lipper Equity Income Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 1, 2008. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                           ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                             AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
-------------------------------------------------------------------------------------------
+/- 1.00% to 4.00%                               +/- 0.04%
+/- 4.01% to 7.00%                               +/- 0.05%
+/- 7.01% and greater                            +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $3,251,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(288,000) and $(7,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.04)% and (0.01)%, respectively.

B. SUBADVISORY ARRANGEMENT -- The Manager has entered into investment subadvisory agreements with Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and Epoch Investment Partners, Inc. (Epoch), under which GMO and Epoch direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays GMO a subadvisory fee in the annual amount of 0.18% of the portion of the Fund's average daily net assets that GMO manages. For the six-month period ended January 31, 2011, the Manager incurred subadvisory fees, paid or payable to GMO of $551,000.

    The Manager (not the Fund) pays Epoch a subadvisory fee on the Fund's average daily net assets that Epoch manages, in the annual amount of 0.40% on the first $200 million of assets and 0.35% on

================================================================================

44  | USAA INCOME STOCK FUND

================================================================================

    the next $400 million of assets. Once assets that Epoch manages reach $600 million, the subadvisory fee changes to an annual amount of 0.30% on the first $600 million of assets and 0.25% on the next $400 million of assets. Once assets that Epoch manages reach $1 billion, fees will be renegotiated. For the six-month period ended January 31, 2011, the Manager incurred subadvisory fees, paid or payable to Epoch of $1,162,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.05% of average net assets of the Fund Shares and Institutional Shares, respectively. For the six-month period ended January 31, 2011, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $990,000 and $25,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2011, the Fund reimbursed the Manager $22,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    expenses. For the six-month period ended January 31, 2011, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,314,000 and $24,000, respectively.

E. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES

The Fund is one of 14 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of January 31, 2011, the Fund recorded a receivable for capital shares sold of $244,000 for the Target Funds' purchases of Institutional Shares. As of January 31, 2011, the Target Funds owned the following percent of the total outstanding shares of the Fund:

                                                                   OWNERSHIP %
------------------------------------------------------------------------------
USAA Target Retirement Income Fund                                    0.4%
USAA Target Retirement 2020 Fund                                      1.0
USAA Target Retirement 2030 Fund                                      2.2
USAA Target Retirement 2040 Fund                                      2.8
USAA Target Retirement 2050 Fund                                      1.3

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

46  | USAA INCOME STOCK FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                  SIX-MONTH
                                 PERIOD ENDED
                                  JANUARY 31,                            YEAR ENDED JULY 31,
                               --------------------------------------------------------------------------------------
                                     2011          2010              2009          2008          2007            2006
                               --------------------------------------------------------------------------------------
Net asset value at
   beginning of period         $    10.50    $     9.53        $    12.53    $    16.64    $    16.11      $    17.36
                               --------------------------------------------------------------------------------------
Income (loss) from
   investment operations:
   Net investment income              .06           .13               .24           .30           .30             .30
   Net realized and
      unrealized gain (loss)         1.81           .98             (3.00)        (2.95)         1.42             .86
                               --------------------------------------------------------------------------------------
Total from investment
   operations                        1.87          1.11             (2.76)        (2.65)         1.72            1.16
                               --------------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.06)         (.14)             (.24)         (.31)         (.30)           (.31)
   Realized capital gains               -             -                 -         (1.15)         (.89)          (2.10)
                               --------------------------------------------------------------------------------------
Total distributions                  (.06)         (.14)             (.24)        (1.46)        (1.19)          (2.41)
                               --------------------------------------------------------------------------------------
Net asset value at end
   of period                   $    12.31    $    10.50        $     9.53    $    12.53    $    16.64      $    16.11
                               ======================================================================================
Total return (%)*                   17.90         11.65(c)         (21.98)       (17.25)        10.66(a)         7.38
Net assets at end
 of period (000)               $1,416,436    $1,228,596        $1,190,258    $1,758,083    $2,296,206      $2,158,950
Ratios to average
 net assets:**
 Expenses (%)(b)                      .85(d)        .84(c)            .89           .80           .82(a)          .83
 Net investment income (%)           1.11(d)       1.26              2.50          2.06          1.77            1.87
Portfolio turnover (%)                 22           107                85            91            74             108

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2011, average net assets were $1,310,808,000.
(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(b) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund
    Shares' expenses paid indirectly decreased the expense ratios as follows:
                                     (.00%)(+)     (.00%)(+)         (.01%)        (.02%)        (.01%)          (.02%)
    (+) Represents less than 0.01% of average net assets.
(c) During the period ended July 31, 2010, SAS reimbursed the Fund Shares $233,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.02%. This decrease is excluded from the expense ratios in the Financial Highlights table.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                               SIX-MONTH
                                              PERIOD ENDED           YEAR ENDED           PERIOD ENDED
                                               JANUARY 31,             JULY 31,             JULY 31,
                                                  2011                  2010                2009***
                                              --------------------------------------------------------
Net asset value at beginning of period        $  10.49                  $ 9.52             $ 12.50
                                              --------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                           .08                     .16                 .22(c)
   Net realized and unrealized gain (loss)        1.81                     .97               (2.93)(c)
                                              --------------------------------------------------------
Total from investment operations                  1.89                    1.13               (2.71)(c)
                                              --------------------------------------------------------
Less distributions from:
   Net investment income                          (.08)                   (.16)               (.27)
                                              --------------------------------------------------------
Net asset value at end of period              $  12.30                 $ 10.49             $  9.52
                                              ========================================================
Total return (%)*                                18.03                   11.88              (21.67)
Net assets at end of period (000)             $118,156                 $87,983             $34,189
Ratios to average net assets:**
   Expenses (%)(a)                                 .61(b)                  .62                 .62(b)
   Expenses, excluding reimbursements (%)(a)       .61(b)                  .62                 .64(b)
   Net investment income (%)                      1.32(b)                 1.37                2.55(b)
Portfolio turnover (%)                              22                     107                  85

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2011, average net assets were $98,133,000.
*** Institutional Shares were initiated on August 1, 2008.
(a) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Calculated using average shares.

================================================================================

48  | USAA INCOME STOCK FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2010, through January 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                          EXPENSES PAID
                                           BEGINNING                ENDING                DURING PERIOD*
                                         ACCOUNT VALUE           ACCOUNT VALUE           AUGUST 1, 2010 -
                                         AUGUST 1, 2010         JANUARY 31, 2011         JANUARY 31, 2011
                                        ------------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00               $1,179.00                   $4.67

Hypothetical
   (5% return before expenses)              1,000.00                1,020.92                    4.33

INSTITUTIONAL SHARES
Actual                                      1,000.00                1,180.30                    3.35

Hypothetical
   (5% return before expenses)              1,000.00                1,022.13                    3.11

* Expenses are equal to the annualized expense ratio of 0.85% for Fund Shares and 0.61% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 17.90% for Fund Shares and 18.03% for Institutional Shares for the six-month period of August 1, 2010, through January 31, 2011.

================================================================================

50  | USAA INCOME STOCK FUND

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   23422-0311                                (C)2011, USAA. All rights reserved.




ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended January 31, 2011

By:*     CHRISTOPHER P. LAIA
         -----------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    March 25, 2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    March 28, 2011
         ------------------------------


By:*     ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    March 28, 2011
         ------------------------------


*Print the name and title of each signing officer under his or her signature.